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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 8, 2005

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                    000-51166              38-3423227
(State or other jurisdiction       (Commission File         (IRS Employer
      of incorporation)                 Number)          Identification Number)


1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code          231-780-1800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On December 8, 2005, the Director Stock Option Committee of our Board of Directors granted a stock option to each of our nine nonemployee directors under our 2005 Director Stock Option Plan. The Plan was approved by our shareholders at their 2005 annual meeting. On April 7, 2005, we filed a copy of the Plan with the Securities and Exchange Commission as Annex B to our proxy statement for the 2005 annual meeting.

        Each of the options granted on December 8, 2005 is for 2,000 shares of our common stock and has an exercise price of $14.54 per share, which is the fair market value of a share of our common stock as of the date the option was granted, as determined pursuant to the Plan. Each option became immediately exercisable on December 8, 2005, when the option was granted. Each option expires on December 7, 2015, subject to earlier termination under the Plan.

        The nine nonemployee directors who received options are Gary F. Bogner, John C. Carlyle, Robert L. Chandonnet, Dennis L. Cherette, Bruce J. Essex, Michael D. Gluhanich, Joy R. Nelson, Bruce C. Rice, and Roger W. Spoelman.

        We are filing as an exhibit to this Form 8-K the form of the stock option agreement that is being used for granting options to directors under the 2005 Director Stock Option Plan.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number       Description

    10.1 Form of stock option agreement for options granted to directors under the 2005 Director Stock Option Plan

                                        2

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMUNITY SHORES BANK CORPORATION

                              By:      /S/ TRACEY A. WELSH
                                 -----------------------------------------
                                           Tracey A. Welsh
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


Date:  December 13, 2005

















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                                  EXHIBIT INDEX


Exhibit Number        Description

    10.1 Form of stock option agreement for options granted to directors under the 2005 Director Stock Option Plan











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